UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Suite 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
On July 21, 2010, Lance, Inc. (the “Company” or “Lance”), Lima Merger Corp. (“Merger Sub”) and Snyder’s of Hanover, Inc. (“Snyder’s”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the combination of Lance and Snyder’s in a stock-for-stock “merger of equals.” The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Snyder’s (the “Merger”), with Snyder’s becoming a wholly-owned subsidiary of the Company.
As a result of the Merger, each outstanding share of Snyder’s common stock will be converted into the right to receive 108.25 shares of Lance common stock. Each outstanding option to purchase shares of Snyder’s common stock will be converted into an option to purchase Lance common stock at the same exchange ratio. Additionally, prior to the closing of the Merger, Lance will declare a cash dividend in the amount of $3.75 per share of Lance common stock issued and outstanding on the record date. The dividend will be payable only to holders of Lance common stock on the record date, which will be prior to the Merger. Payment of the dividend will be contingent on the consummation of the Merger.
Upon the completion of the Merger, it is expected that current Snyder’s and Lance common stockholders will respectively own 50.1% and 49.9% of the combined company on a basic share basis. At the effective time of the Merger, Lance will amend its articles of incorporation to change the name of the Company to Snyder’s-Lance, Inc., and the combined company will have corporate headquarters in Charlotte, North Carolina and additional headquarters in Hanover, PA, where certain key leaders and functions will continue to be located.
The Merger Agreement contains customary representations and warranties, most of which are reciprocal between Lance and Snyder’s. Certain covenants require, among other things, that each of the parties: (i) conduct its business in the ordinary course and consistent with past practices during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (ii) subject to certain exceptions, not initiate, solicit, encourage or engage in discussions or negotiations regarding any alternative business combination transaction; and (iii) prepare and file a joint proxy statement/prospectus to be included in a Form S-4 which Lance will file with the SEC. In addition, the Merger Agreement contains covenants that require each of Lance and Snyder’s to, subject to applicable law and its organizational documents, call and hold a special stockholder meeting and, subject to certain exceptions, require Snyder’s board of directors to recommend to its stockholders the adoption of the Merger Agreement and Lance’s board of directors to recommend to its stockholders the approval of the issuance of its common stock as consideration in the Merger.
Completion of the Merger is subject to certain conditions, including, among others: (i) obtaining stockholder approvals from both Lance and Snyder’s; (ii) obtaining approval of NASDAQ listing of the Lance common stock to be issued as consideration in the Merger; (iii) the effectiveness of the joint proxy statement/prospectus and the absence of a stop order or proceedings threatened or initiated by the Securities and Exchange Commission; (iv) termination or expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (v) obtaining certain other required regulatory and third-party approvals; (vi) the absence of injunctions prohibiting the consummation of the Merger; and (vii) delivery of customary opinions from counsel to Lance and counsel to Snyder’s that the Merger will qualify as a tax-free reorganization for federal income tax purposes. The obligation of each party to consummate the Merger is also conditioned upon the accuracy of the other party’s representations and warranties, the other party having performed its obligations under the Merger Agreement and the other party’s not having suffered a material adverse effect.
The Merger Agreement contains certain termination rights for both Lance and Snyder’s, including rights to terminate by either party if the Merger is not consummated on or before April 1, 2011 or if the approval of the stockholders of either Lance or Snyder’s is not obtained. The Merger Agreement further provides that, upon the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by Lance or Snyder’s as a result of the other party’s board of directors withdrawing or changing its recommendation to its stockholders with respect to the Merger, the party whose board of directors withdrew or changed its recommendation may be required to pay the other party a termination fee of $25 million.
The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Lance, Snyder’s or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Lance, Snyder’s or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Lance or Snyder’s. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Lance or Snyder’s and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.
Voting Agreement
In connection with the execution of the Merger Agreement, each of Michael A. Warehime, Patricia A. Warehime and Charles E. Good, in his capacity as trustee or officer of certain Warehime family trusts or entities (the “Snyder’s Voters”), entered into an agreement with Lance (the “Voting Agreement”) which will terminate upon the earlier of the effective date of the Merger Agreement or the termination of the Merger Agreement.

Pursuant to the terms of the Voting Agreement, the Snyder’s Voters agreed, among other things, to vote (or cause to be voted) all shares of Snyder’s Class A Common Stock, which is Snyder’s only class of outstanding voting stock, owned beneficially by each of them (i) in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby and (ii) against any action or agreement that would reasonably be expected to adversely affect the consummation of, or materially alter the terms of, the Merger. As of July 21, 2010, the Snyder’s Voters had the right to vote 145,490 shares of Snyder’s Class A Common Stock, representing 49.9% of the outstanding voting power of Snyder’s common shares. The Snyder’s Voters also agreed not to sell, transfer or otherwise dispose of any of the Snyder’s Class A Common Stock owned beneficially by each of them, unless the right to vote such shares in the manner proscribed in the Voting Agreement was retained.
The foregoing description of the Voting Agreement is not a complete description of all of the parties’ rights and obligations under the Voting Agreement and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Standstill Agreement
As a condition to Lance’s execution of the Merger Agreement, Michael A. Warehime and Patricia A. Warehime (the “Warehimes”) entered into an agreement with Lance (the “Standstill Agreement”), which shall terminate upon the earliest of (i) the termination of the Standstill Agreement by Lance and the Warehimes, (ii) the termination of the Merger Agreement or (iii) the third anniversary of the effective time of the Merger.
Pursuant to the terms of the Standstill Agreement, the Warehimes agreed, subject to certain exceptions set forth therein, not to (i) acquire or attempt to acquire any additional shares of Lance stock or any material assets of Lance or any subsidiary or division of Lance, (ii) transfer any or all of their shares of Lance stock or (iii) take any action contrary to maintaining certain aspects of the proposed governance structure for the combined company through 2012. The Standstill Agreement further provides that in no event may the Warehimes beneficially own more than thirty percent (30%) in the aggregate of the issued and outstanding shares of Lance stock at any time.
The foregoing description of the Standstill Agreement is not a complete description of all of the parties’ rights and obligations under the Standstill Agreement and is qualified in its entirety by reference to the Standstill Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Merger Agreement provides that, upon completion of the Merger, the combined company’s board of directors will be expanded to 16 directors, consisting of eight current Lance directors and eight Snyder’s directors. The continuing Lance directors will be William R. Holland, James W. Johnston, W. J. Prezzano (Lead Independent Director), Jeffrey A. Atkins, J. P. Bolduc, Isaiah Tidwell, David V. Singer and Dan C. Swander. S. Lance Van Every, a current director of Lance, has agreed to resign from the board effective and contingent upon the consummation of the Merger. The following current Snyder’s directors will become directors of the combined company subject to election by the Lance stockholders at a special meeting and consummation of the Merger: Michael A. Warehime (Chairman), Carl E. Lee, Jr., Peter P. Brubaker and John E. Denton. Four additional Snyder’s directors, Patricia A. Warehime, C. Peter Carlucci, Jr., Sally W. Yelland, and a person to be nominated by Snyder’s subject to determination of independence and approval by the board of directors and upon recommendation of the governance and nominating committee, will be appointed as directors of the combined company as of the closing of the Merger.
The Merger Agreement provides that David V. Singer, current Lance President and Chief Executive Officer, will become Chief Executive Officer of the combined company. Carl E. Lee, Jr., current Snyder’s President and Chief Executive Officer, will become President and Chief Operating Officer of the combined company, and Rick D. Puckett, current Lance Executive Vice President and Chief Financial Officer, will become Executive Vice President and Chief Financial Officer of the combined company
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of July 21, 2010, by and among Lance, Inc., Lima Merger Corp. and Snyder’s of Hanover, Inc.

10.1	Voting Agreement, dated as of July 21, 2010, by and among Lance, Inc. and the certain Snyder’s shareholders parties thereto

10.2	Standstill Agreement, dated as of July 21, 2010, by and among Lance, Inc., Michael A. Warehime and Patricia A. Warehime
Important Information for Investors and Stockholders
This Form 8-K relates to a proposed merger between Lance and Snyder’s that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed by Lance with the SEC. This Form 8-K is not a substitute for the joint proxy statement/prospectus that Lance will file with the SEC or any other document that Lance may file with the SEC or Lance or Snyder’s may send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Lance, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Lance through

Dee Noon, Assistant to the CFO, at 704-556-5727 and, in the case of Snyder’s, by directing a request to John Bartman, Vice President of Human Resources, at 717-632-4477.
Participants in the Solicitation
Snyder’s, Lance and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Lance. A list of the names of those directors and executive officers and descriptions of their interests in Lance and Snyder’s will be contained in the joint proxy statement/prospectus which will be filed by Lance with the SEC. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus when it becomes available.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.
Date: July 26, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
July 21, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of July 21, 2010, by and among Lance, Inc., Lima Merger Corp. and Snyder’s of Hanover, Inc.

10.1	Voting Agreement, dated as of July 21, 2010, by and among Lance, Inc. and the certain Snyder’s shareholders parties thereto

10.2	Standstill Agreement, dated as of July 21, 2010, by and among Lance, Inc., Michael A. Warehime and Patricia A. Warehime